Supplement dated November 16, 2018 to the Prospectuses for

Variable Universal Life II

Variable Universal Life

MassMutual ElectrumSM

Each dated May 1, 2018, as supplemented

Effective November 1, 2018, Franklin Advisory Services, LLC was replaced with Franklin Mutual Advisers, LLC as the Investment Manager for Franklin Small Cap Value VIP Fund.

All references in the Prospectuses to Franklin Advisory Services, LLC are replaced with Franklin Mutual Advisors, LLC.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

November 16, 2018	PS18_04